Investment Thesis FINANCIAL DATA AS OF June 30, 2019 DATED: August 6, 2019 Exhibit 99.1

Executive Summary SLIDES 2 TO 19

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected;  market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 192 financial centers 228 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions)1 $2,950 P / TBV 174% Dividend Yield 3.0% LTM Average Daily Volume (actual) 824,935 Total Assets $20,145 Core Deposits $14,176 Trust Assets Under Management $11,320 2Q19 ROAA As Reported / Adjusted1 1.26% /1.29% 2Q19 ROATCE1 As Reported / Adjusted1 16.04% / 16.41% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended June 30, 2019 Market data as of August 2, 2019 $ in millions, except as noted Loans to Total Deposits 84.1% Loan Yields 5.05% Cost of Total Deposits 0.52% Risk Weighted Assets / Total Assets 69.5% Tangible Book Value $9.86 Noninterest Income / Total Revenue (FTE) 24.4% Efficiency Ratio As Reported / Adjusted1 59.35% / 57.52% Net Charge-Offs (Recoveries) / Average Loans 0.01% 90+ Day Delinquent Loans 0.00% Non-Performing Loans / Total Loans 1.34% Allowance to Nonperforming Loans 35% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.2 billion deposits 51% of total franchise Michigan $1.3 billion deposits 9% of total franchise Wisconsin $1.4 billion deposits 10% of total franchise Kentucky $0.8 billion deposits 6% of total franchise Minnesota $3.4 billion deposits 24% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high-risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages Expansion markets tend to be much better than national average demographics Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 724bps+ positive operating leverage 2Q19 vs 2Q18; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 202 branches since 12-31-2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations; 2Q19 average commercial loan production size < $1 million Quality Low-Cost Deposit Base Below peer cost of total deposits (52bps) and low loans to deposit ratio of 84%; loans to non-maturity deposit ratio of 97%

Franchise Evolution Built a Better Bank… Source: S&P Global Market Intelligence

… With Improved Scale Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2018 25% increase 78% increase

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations – Peer Group data per S&P Global Market Intelligence and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 1Q19 2010 1Q19 2010 2Q19 2010 2Q19 2010 1Q19 2010 2Q19 2010 2Q19 2010 1Q19 ROATCE1

Deposit Composition Deposit Growth 2012 – 2Q19 CAGR: 10.8% Cost of Total Deposits Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group $ in millions 1 As of June 30, 2019, 2 Peers with no financial disclosure Quality Low-Cost Deposit Franchise

Improved Balance Sheet Mix Increase of 12.0% 1 Includes loans held for sale

Credit $ in millions

Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 03/31/2019 - See Appendix for definition of Peer Group 1 Excludes loans held for sale; 2 Source: Regulatory Call Report 3 Full Years 2004-2018, includes banks with 15-years of NCO’s Legal lending limit at June 30, 2019 of $277 million per borrower 3 and 15-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 189% 199% 218% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $306,300 Commercial Real Estate $627,100 3-Year 15-Year3 15-Year Peak NCOs Old National 2009 1.40% Peer Group 2009 1.29% Banks $10B - $50B 2010 2.10%

Low-Risk Balance Sheet Implies $1.9 billion increase in RWA to meet peer average Peer Group data as of 1Q19 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group Risk Weighted Assets / Total Assets

Second-Quarter 2019 Key Performance Indicators Earnings: Record net income increased 43% from a year ago to $63.0mm, or $0.36 per diluted share Adjusted net income1 of $64.5mm, or $0.37 per diluted share, excludes $3.2mm in merger charges Loans and Deposits2: Record high commercial production at $628mm; pipeline at $1.7bn Loan outstandings impacted by increased payoffs in commercial and intentional exits of higher risk credits Credit quality remains strong with positive migration and net charge-offs of 1 basis point Total deposits relatively flat despite normal seasonal patterns Low cost of total deposits at 52 bps, up 6 bps from 1Q19 Operating Leverage and Expense Management: Positive adjusted operating leverage1 of 724 bps year-over-year 15.8% year-over-year increase in adjusted revenue1 8.6% year-over-year increase in adjusted noninterest expense1 Adjusted efficiency ratio1 of 57.52% improved 416 bps from the second quarter of 2018 Return Profile: Pre-provision net revenue return on average assets1 was 1.64% Adjusted pre-provision net revenue return on average assets1 was 1.69% Capital Actions: 1.8 million shares repurchased at a weighted average price of $16.37 per share, excluding commissions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Branch Actions Sold 10 Wisconsin branches October 26, 2018 Approximately $230.6 million in deposits No loans were associated with the deal Consolidation of 10 branches in 2018 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 72 branches since January 2014 Increased core deposits per branch by 118% since 2009 Launched new online and mobile solution January 2016 Increased mobile users by over 494%

Outlook for 2019 Category 2Q19 Adjusted Results1 Commercial Loan Production Record production of $628.0mm; pipeline of $1.7bn Net Interest Margin FTE NIM was 3.66%, including 27 bps of accretion income and 13 bps of interest collected on nonaccrual loans Noninterest Income $50.0mm, excluding debt securities gains Noninterest Expense $124.3mm, excluding amortization of tax credit investments and merger charges Tax Rate/Credits FTE income tax rate was 21.9% with $0.6m in tax credit amortization M&A/Branch Actions Klein converted April 2019 Client/associate retention as expected; cost saves remain on track 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Expect commercial loan production to remain strong FTE NIM, excluding accretion income, under pressure given anticipated rate cuts; yield curve dynamics remain challenging Noninterest income remain subject to normal seasonal patterns Noninterest expenses in 2H19 should benefit from remainder of Klein cost saves Full-year 2019 tax rates expected to be ~23% FTE and ~20% GAAP; immaterial impact from tax credit business given fund structure Klein conversion completed April 2019; continued footprint consolidations Driving shareholder value

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF June 30, 2019 DATED: August 6, 2019

Second-Quarter 2019 Results Performance Drivers Net income increase of $6.7mm vs. 1Q19 Credit metrics remain strong – net charge-offs of 0.01% Reported noninterest expense includes $3.2mm in merger charges $ in millions, except per-share data Amounts tax-effected using the current statutory FTE tax rates (federal + state) of 25% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Performance Drivers Adjusted EPS1 Reported EPS

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 28.4% Y/Y Improvement driven by successful execution of our stated strategy Low credit costs Low cost core deposit funding Strong expense management Positive operating leverage continues 724 bps Y/Y improvement 1 Up 28.4% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation – includes the 4Q18 impact of the $7.6mm in incentive compensation annual true-ups and benefit adjustments

Average Balance Sheet Mix $ in millions 1 On the available-for-sale (AFS) portfolio Loans Total commercial loans: 66.8% of total loans, up 1.8% Y/Y Indirect auto: 7.9% of earning assets, down 1.4% Y/Y Securities Duration of 3.34 vs. 3.65 in 1Q19 2Q19 yield was 2.98% 2Q19 new money yield was 3.13% Estimated NTM cash flows of $1,173mm Net unrealized pre-tax gain of $63.2mm1 Net unamortized premium of $54.8mm

Loans1 $ in millions 1 Includes loans held for sale 2 Reflects closing of Klein Partnership Average Balances Period-End Balances Quarterly commercial production of $628.0mm Average new production size < $700,000 Commercial pipeline at quarter end of $1.7bn Line utilization was 35.1% at quarter end Loan yields increased 29 bps + 10 bps accretion income + 3 bps loan coupons/mix/volume/days + 16 bp interest collected on nonaccruals 2Q19 new production average yields Commercial & industrial: 4.32% Commercial real estate: 4.74% Residential real estate: 4.13% Indirect lending: 4.11% 2

Commercial Loan Portfolio Concentrations As of June 30, 2019 $ in millions 1 Includes held for sale Total C&I and CRE - $8,069 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of June 30, 2019 $ in millions CRE - $4,994 (Classed by Property Type) Multifamily by Product Type - $1,157 Multifamily by State - $1,157 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions as of June 30, 2019 Total portfolio average original loan term of 70 months and weighted average FICO score of 765 Total portfolio LTV of 85% Total Portfolio yield of 3.74% 30+ Days Delinquency at 6/30/2019 = 0.57% Loans are originated within the ONB footprint

Investment Portfolio Purchases 2Q191 1 Data as of June 30, 2019 Security Purchases by Month April May June Total Book Value $ ,213,245,858.35000002 $ ,172,205,466.44000003 $ ,112,822,720.21999998 $ ,498,274,045.999993 Market Value $ ,213,245,858.35000002 $ ,172,205,466.44000003 $ ,112,822,720.21999998 $ ,498,274,045.999993 Gain/Loss $ - $ - $ - $ - Number of Securities 32 17 7 56 Effective Duration 5.2530000000000001 * 2.8479999999999999 * 3.7549999999999999 4.08 * T/E BK Yld. 3.2129999999999999E-2 * 3.0190000000000002E-2 * 3.124E-2 3.1260000000000003E-2 * Portfolio Assessment Q2 2019 Purchases- Book Value % of Total T/E BK Yld. Effec. Dur Treasuries 0 0 0 0 Agencies ,107,778,761.97999999 0.21630418654023403 3.0929999999999999E-2 * 3.1920000000000002 * Pools 5,452,125.4900000002 1.0942021854440724E-2 3.1899999999999998E-2 3.71 CMO ,300,078,511.83999997 0.6022358877512427 2.9440000000000001E-2 * 2.7909999999999999 * Municipals 69,939,361.450000003 0.14036324418342197 3.8809999999999997E-2 11.196 Corporates 15,025,285.25 3.0154661677588394E-2 3.4430000000000002E-2 6.0789999999999997 ABS 0 0 0 0 Equity 0 0 0 0 Total ,498,274,045.999993 1 3.1260000000000003E-2 * 4.08 * *Excludes bonds that matured during quarter **All information reflects settlement date accounting - May not balance to GL Total 498274045.00999993 1 3.1260000000000003E-2 4.08 ABS 0 0 0 0 Corporates 15025285.25 3.0154661677588394E-2 3.4430000000000002E-2 6.0789999999999997 Municipals 69939361.450000003 0.14036324418342197 3.8809999999999997E-2 11.196 CMOs 300078511.83999997 0.6022358877512427 2.9440000000000001E-2 2.7909999999999999 Pools 5452125.4900000002 1.0942021854440724E-2 3.1899999999999998E-2 3.71 Agencies 107778761.97999999 0.21630418654023403 3.0929999999999999E-2 3.1920000000000002 Treasuries 0 0 0 0

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.98% in 2Q19 vs. 3.03% in 1Q19

Stable Funding Costs Average Balances Period-End Balances Total deposit costs of 52 bps Total Interest-bearing deposit costs were 70 bps, up 6 bps from 1Q19 Low loan to deposit ratio of 84.1% $ in millions 1 Reflects closing of Klein 1

Low Deposit Betas Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as the increase in cost of interest-bearing deposits divided by the increase in the end of period fed funds target rate since 3Q15 2 ONB & Peer data as of 03/31/19 3Last rate hike cycle from 1Q04 to 2Q07 Source: S&P Global Market Intelligence; 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

Key Performance Drivers NIM increased 15 bps vs. 1Q19 + 6 bps accretion + 3 bps change due to # of days - 5 bps rate/volume/mix + 11 bps interest collected on nonaccruals Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$ in millions Modeled Interest Rate Sensitivity Total interest-bearing deposit beta assumptions in declining interest rate scenarios are approximately 24%. Deposit betas largely depend on short-term rates and market competition. 19% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 3.34 at 6/30/2019, compared to 3.65 at 3/31/2019 41% of C&I and CRE loans reprice within one year 12% of loans have floors

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $2.1mm increase in mortgage banking revenue $1.4mm increase in wealth management revenue $0.6mm increase in capital markets income Mortgage revenue 2Q19 net gains on sales and fees was $5.1mm and net servicing income was $2.0mm 2Q19 production was $322.5mm 75% purchase / 25% refi 58% sold in secondary market Quarter-end pipeline at $245mm

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Adjusted noninterest expense1 Reflects ongoing focus on disciplined expense management Adjusted Efficiency Ratio1 of 57.52% 416 bps improvement from second quarter of 2018

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $67.5 1 – Minimal Risk $57.5 2 – Modest Risk $52.5 3 – Average Risk $45.0 4 – Monitor $35.0 5 – Weak Monitor $25.0 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at June 30, 2019 of $277 million per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Excludes commissions The estimated $39.3 million deferred tax asset revaluation recorded in 4Q17 reduced TBV by $0.26 Share repurchase activity: 1.5 million shares in 1Q19 at a weighted average price2 of $16.45 and 1.8 million shares in 2Q19 at a weighted average price2 of $16.37 Total board authorization of up to 7.0 million shares to be repurchased, as conditions warrant, through January 31, 2020

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches 2018 Klein Financial, Inc. $1.9B 18 Branches

2011 2012 2013 Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011 Acquired Indiana Community – Entry into Columbus, IN September, 2012 FDIC-assisted acquisition of Integra Bank July, 2011 Sold non-strategic market – Chicago-area - 4 branches Consolidation of 21 branches Acquired 24 MI / IN branches July, 2013 Consolidation of 44 branches Sold 12 branches Consolidation of 22 branches Acquired 223 Sold 43 Consolidated 159 Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014 Acquired United Bancorp — Entering Ann Arbor, MI July, 2014 2014 Consolidation of 4 branches Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014 Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015 2015 Consolidation of 23 branches Transforming Old National’s Landscape Sold non-strategic market – Southern IL – 12 branches + 5 branches 2016 Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016 Consolidation of 5 branches 2017 Consolidation of 29 branches Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017 2018 Consolidation of 10 branches Sold 10 branches in Wisconsin Acquired Klein Financial, Inc. Minneapolis November, 2018 2019 Consolidation of 1 branch

Creating Minnesota’s Preeminent Community Bank Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018 “Out-product Small Banks, Out-service Large Regionals” $3B+ Minneapolis franchise #7 deposit market share ranking in Minneapolis Franchise supports future growth (82% L/D) with a strong, low-cost core deposit base (29 bps total cost) Minneapolis MSA – Deposit Market Share by the numbers Population: 6.7 million Total Resident Labor Force:3.4 million Unemployment Rate:3.5% (June ‘19, Seasonally Adjusted) GDP: $368.0B Exports:$37.8B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for manufacturing workforce – Business Facilities, 2018 #2 state for Cost of Doing Business and Infrastructure – CNBC, 2018 3rd in the U.S. for regulatory environment – Forbes, 2018 #5 state for cost of doing business – CNBC, 2018 5th state for business – Chief Executive, 2018 7th state for best business climate – Business Facilities, 2018 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 7th “10 Big Cities with the Fastest Growing Economies” – Forbes 2018 13th best large city to start a business – Wallet Hub, 2018 13th “Best Places to Live” – U.S. News and World Report, 2018 Ann Arbor, Michigan Highest median household income MSA in Michigan 2.9% unemployment rate vs. US rate of 3.6% (May, ‘19) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 3rd “Best Places to Live” – Livability.com, 2019 2.3% unemployment rate vs. US rate of 3.6% (May, ‘19) Sources: S&P Global Market Intelligence, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.7% unemployment rate vs U.S. rate of 3.6% (May, ‘19) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets Minneapolis, MN Indianapolis, IN Milwaukee, WI Louisville, KY Grand Rapids, MI MSA Population: 3.7 million MSA Population: 2.1 million MSA Population: 1.6 million MSA Population: 1.3 million MSA Population: 1.1 million Major industries include: Manufacturing, applied research and technology Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare Major industries include: manufacturing, healthcare, insurance, and tourism Major industries include: Healthcare, tourism, logistics, and manufacturing Major industries include: Office furniture, healthcare, consumer goods and grocery Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu Headquarters to Eli Lilly, Anthem, Conseco and the NCAA Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods 34 Branches, Loans $2.6B Core Deposits: $3.2B 18 Branches, Loans: $766M Core Deposits: $935M 4 Branches, Loans: $787M Core Deposits: $192M 5 Branches, Loans: $693M Core Deposits: $247M 4 Branches, Loans: $252M Core Deposits: $282M Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com Branch Count, Loan and Deposit data as of June 30, 2019, and based on ONB’s internal regional reporting structure; loans exclude residential mortgages Madison, WI Lexington, KY Ft. Wayne, IN Ann Arbor, MI Kalamazoo, MI MSA Population: 665K MSA Population: 521K MSA Population: 439K MSA Population: 372K MSA Population: 341K Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology Major industries include: Healthcare, manufacturing and insurance Major industries include: Automotive, IT/Software, life sciences and healthcare Major industries include: automotive component manufacturing, pharmaceutical and medical products Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant Headquarters to Borders Group, Domino’s Pizza, Zingerman’s and the University of Michigan Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn 19 Branches, Loans: $538M Core Deposits: $808M 1 Branch, Loans: $122M Core Deposits: $56M 6 Branches, Loans: $326M Core Deposits: $353M 11 Branches, Loans: $648M Core Deposits: $695M 6 Branches, Loans: $217M Core Deposits: $367M

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of Old National’s Proxy filed March 6, 2019, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2019 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Commitment to Diversity & Inclusion Old National is fully committed to supporting a rich culture of diversity as a cornerstone to our success 40% of Old National’s Executive Leadership Operating Committee are women 68% of all Old National associates are women

Board of Directors (as of May 2, 2019) Director Market Background Alan W. Braun Evansville, IN Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc. Andrew E. Goebel Evansville, IN 34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation Jerome F. Henry Jr. Ft. Wayne, IN Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972 Robert G. Jones, Chairman Evansville, IN Chairman of Old National Bancorp; formerly CEO of Old National Bancorp; previously with KeyCorp for 25 years Ryan C. Kitchell Indianapolis, IN Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health’s Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels Phelps L. Lambert Henderson, KY Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company Thomas E. Salmon Evansville, IN Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global’s President and Chief Operating Officer Randall T. Shepard Indianapolis, IN Former Chief Justice of the Indiana Supreme Court, serving for 25 years Rebecca S. Skillman, Lead Director Bloomington, IN Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator Derrick J. Stewart Indianapolis, IN President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana Katherine E. White Ann Arbor, MI A Colonel in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents Linda E. White Evansville, IN Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

Appendix

Non-GAAP Reconciliations $ in millions, except per share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions, except per-share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com